Execution Version

Exhibit 10.1

SECOND AMENDMENT TO
EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of September 23, 2019, but effective as of the Effective Date (hereinafter defined), among VAIL HOLDINGS, INC., a Colorado corporation (the “Company”), the LENDERS (as defined in the Credit Agreement referenced below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined).

R E C I T A L S

A.    The Company has entered into that certain Eighth Amended and Restated Credit Agreement dated as of August 15, 2018, with Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and certain other agents and lenders party thereto (as amended by that certain First Amendment to Eighth Amended and Restated Credit Agreement dated as of April 15, 2019, and as further amended, restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement), providing for a term loan, revolving credit loans, letters of credit, and swing line loans.

B.    The Company has requested certain amendments to the Credit Agreement.

Subject to the terms and conditions set forth herein, the Company, the Lenders party hereto, the Guarantors (by execution of the attached Guarantors’ Consent and Agreement), and Administrative Agent agree as follows:

1.    Amendments to the Credit Agreement. Effective as of the Effective Date, the parties hereto agree that:

(a)    New Definitions. Section 1.1 of the Credit Agreement is amended by inserting the following new definitions alphabetically to read as follows:

“Peak Resorts means Peak Resorts, Inc., a corporation existing under the Laws of the State of Missouri.”
“Peak Resorts Acquisition means the acquisition of the Peak Resorts Acquisition Subsidiaries by the Company pursuant to the Peak Resorts Acquisition Agreement and repayment of certain indebtedness of the Peak Resorts Acquisition Subsidiaries.”
“Peak Resorts Acquisition Agreement means the Agreement and Plan of Merger, dated as of July 20, 2019, by and among the Company, VRAD Holdings, Inc., Peak Resorts and, solely with respect to Section 9.14 thereof, VRI.”
“Peak Resorts Acquisition Subsidiaries means, collectively, Peak Resorts and any direct or indirect Subsidiary of Peak Resorts existing on the Second Amendment Closing Date.”
“Second Amendment Closing Date means September 23, 2019.”

(b)    Amendment to Definitions. The following definitions set forth in Section 1.1 of the Credit Agreement are amended and restated in their entirety as follows:

“Critical Assets means all improvements, assets, and Rights essential to ski resort operations owned or acquired by any Company; provided that the assets of the Whistler Acquisition Subsidiaries and the Peak Resorts Acquisition Subsidiaries shall not be deemed ‘Critical Assets’.”
“Fee Letter means the letter agreement dated August 15, 2018, among Borrower, Administrative Agent and BofA Securities, Inc., as successor to Merrill Lynch, Pierce, Fenner & Smith Incorporated.”
“Joint Lead Arrangers means BofA Securities, Inc., U.S. Bank National Association and Wells Fargo Securities, LLC, in their respective capacities as joint lead arrangers and joint bookrunners.”
“Maximum Facility Amount means, on any date of determination, the greater of (a) $1,500,000,000, and (b) the product of (i) 2.75 and (ii) Adjusted EBITDA for the four fiscal quarters ending on the last day of the immediately preceding fiscal quarter.”
“Termination Date means (a) for purposes of the Revolver Facility, the earlier of (i) September 23, 2024; and (ii) the effective date upon which Revolver Lenders’ Revolver Commitments are otherwise canceled or terminated, and (b) for purposes of the Term Loan Facility, (i) the earlier of September 23, 2024, and (ii) the effective date of any other termination, cancellation or acceleration of the Term Loan Facility.”

(c)    Amendment to Definitions. The first sentence following the table set forth in the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is amended and restated as follows:

“Prior to Administrative Agent’s receipt of the Companies’ consolidated Financial Statements for the Companies’ fiscal quarter ended October 31, 2019, the ratio of Net Funded Debt to Adjusted EBITDA shall be fixed at Level III.”

(d)    Amendment to Definitions. Clause (g) of the definition of “Permitted Debt” in Section 1.1 of the Credit Agreement is amended and restated as follows:

“(g)    (i) Non-Recourse Debt of Unrestricted Subsidiaries, and (ii) other Debt of Unrestricted Subsidiaries, whether or not recourse to the Restricted Companies, so long as any guaranties or other contingent obligations of the Restricted Companies in respect of such Debt is permitted pursuant to clause (h)(ii) below;”

(e)    Amendment to Definitions. Section 1.1 of the Credit Agreement is amended by deleting the definition of “MLPF&S” therefrom.

(f)    Amendment of Section 1.8. Section 1.8 of the Credit Agreement is amended and restated as follows:

“1.8    Whistler Acquisition Subsidiaries and Peak Acquisition Subsidiaries. Notwithstanding any requirement to the contrary in this Agreement, the Whistler Acquisition Subsidiaries and the Peak Resorts Acquisition Subsidiaries shall be deemed “Unrestricted Subsidiaries”; provided that the Whistler Acquisition Subsidiaries and the Peak Resorts Acquisition

Subsidiaries shall be treated as “Restricted Subsidiaries” for the purposes of the definition of Adjusted EBITDA for all purposes under this Agreement and Net Funded Debt and interest on Funded Debt attributable to the Whistler Acquisition Subsidiaries and the Peak Resorts Acquisition Subsidiaries shall be included in the calculation of the financial covenants set forth in Sections 11.1 and 11.2 (provided, in each case, only Borrower’s equity ownership percentage of Adjusted EBITDA, Net Funded Debt and interest on Funded Debt attributable to the Whistler Acquisition Subsidiaries shall be included in such calculation). Borrower shall pledge 65% of the Equity Interest of VHF B.V. and 100% of the Equity Interests of Peak Resorts to Administrative Agent, for the benefit of Lenders.”
(g)    Amendment of Article 1. Article 1 of the Credit Agreement is amended to add a new Section 1.10 to read as follows:

“1.10    Interest Rates. Administrative Agent does not warrant, nor accept responsibility, nor shall Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any rate that is an alternative or replacement for successor to any of such rate (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.”
(h)    Amendment of Section 2.1(b). Section 2.1(b) of the Credit Agreement is amended and restated as follows:

“(b)    Term Loan Lenders made Term Loans to Borrower on May 1, 2015, October 14, 2016, and during the Delayed Draw Availability Period. Subject to and in reliance upon the terms, conditions, representations, and warranties in the Loan Papers, each Term Loan Lender severally, but not jointly, agrees to make one or more Term Loans in Dollars to Borrower on the Second Amendment Closing Date, in an aggregate amount together with the Term Loans made on May 1, 2015, October 14, 2016, and during the Delayed Draw Availability Period not to exceed such Term Loan Lender’s Commitment Percentage of the Term Loan Facility. Each Term Loan Borrowing shall consist of Term Loans made simultaneously by the Term Loan Lenders in accordance with their respective Commitment Percentage of the Term Loan Facility. Amounts borrowed under this Section 2.1(b) and repaid or prepaid may not be reborrowed.”

(i)    Amendment of Section 3.2(c). Section 3.2(c) of the Credit Agreement is amended and restated as follows:

“(c)    Borrower shall repay the outstanding principal amount of each Swing Line Loan on the earlier to occur of (i) the date that is fifteen (15) Business Days after such Swing Line Loan is made, and (ii) the Termination Date for the Revolver Facility.”

(j)    Amendment of Section 3.2(d). Section 3.2(d) of the Credit Agreement is amended and restated as follows:

“(d)    The Term Loan Principal Debt is due and payable in equal quarterly installments, such that five percent (5%) of the Term Loan Principal Debt outstanding on the Second Amendment Closing Date is repaid in each consecutive period of four (4) Quarterly Dates, with the first such payment due on January 31, 2020, and continuing on each consecutive Quarterly Date thereafter. A final payment is due on the Termination Date for the Term Loan Facility in an amount equal to all Term Loan Principal Debt then outstanding.”

(k)    Amendment of Section 9.2. The first sentence in Section 9.2 of the Credit Agreement is amended and restated as follows:

“Borrower will use all of the proceeds of (a) Revolving Loans, L/Cs, and L/C Borrowings for working capital, to make advances and other investments permitted by Section 10.8, to make acquisitions permitted under Section 10.11, to make capital expenditures permitted under Section 10.18, and for other general corporate purposes, and (b) Term Loans to redeem the 2019 VRI Subordinated Notes and the Vail Bonds and to consummate the Whistler Acquisition, the 2018 Acquisitions and the Peak Resorts Acquisition.”
(l)    Amendment of Section 9.7(b). Section 9.7(b) of the Credit Agreement is amended to replace each reference to “10%” therein to read as “7.5%”.

(m)    Amendment of Section 10.08(u). Section 10.08(u) of the Credit Agreement is amended and restated to read as follows:

“(u)     (i) loans, advances, investments in the Whistler Acquisition Subsidiaries required to consummate the Whistler Acquisition and (ii) loans, advances, investments in the Peak Resorts Acquisition Subsidiaries to consummate the Peak Resorts Acquisition;”

(n)    Amendment of Section 10.11(a). Section 10.11(a) of the Credit Agreement is amended to add a new clause (iv) to read as follows:

“(iv)    the Company, VRAD Holdings, Inc. and the Peak Resorts Acquisition Subsidiaries may consummate the Peak Resorts Acquisition.”
(o)    Amendment of Section 10.11. Section 10.11 of the Credit Agreement is amended to add a new clause (c) to read as follows:

“(c)    No limited liability company organized or formed under the laws of the State of Delaware (a “Delaware LLC”) shall divide into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act without giving Administrative Agent prior written notice of such division.”
(p)    Amendment of Section 15. Section 15 of the Credit Agreement is amended to add a new Section 15.25 to read as follows:

“15.25    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Papers provide support, through a guarantee or otherwise, for any Financial Hedge or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Papers and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such

Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Papers that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Papers were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
As used in this Section 15.25, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
(q)    Amendment to Schedule 1. The “Lenders and Commitments” table set forth on Schedule 1 to the Credit Agreement is amended and restated in its entirety as set forth on Schedule 1 attached hereto.

(r)    Amendment to Schedule 8.2. Schedule 8.2 to the Credit Agreement is amended and restated in its entirety as set forth on Schedule 8.2 attached hereto.

2.    Representations and Warranties. As a material inducement to the Lenders and Administrative Agent to execute and deliver this Amendment, the Company represents and warrants to the Lenders and Administrative Agent (with the knowledge and intent that Administrative Agent and the Lenders party hereto are relying upon the same in entering into this Amendment) that: (a) the Company and the Guarantors have all requisite authority and power to execute, deliver, and perform their respective obligations under this Amendment and the Guarantors’ Consent and Agreement, as the case may be, which execution, delivery, and performance have been duly authorized by all necessary action, require no Governmental Approvals, and do not violate the respective certificates of incorporation or organization, bylaws, or operating agreement, or other organizational or formation documents of such entities; (b) upon execution and delivery by the Company, the Guarantors, Administrative Agent, and the Lenders party hereto, this Amendment will constitute the legal and binding obligation of each of the Company, and the Guarantors, enforceable against such entities in accordance with the terms of this Amendment, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally; (c) before and after giving effect to this Amendment, all representations and warranties in the Loan Papers are true and correct as though made on the date hereof, except to the extent that any of them speak to a specific date or the facts on which any of them are based have been changed by transactions contemplated or permitted by the Credit Agreement; and (d) after giving effect to this Amendment, no Default or Potential Default has occurred and is continuing.

3.    Conditions Precedent to Effective Date. This Amendment shall be effective on the date (the “Effective Date”) upon which Administrative Agent receives each of the following items:

(a)    counterparts of this Amendment executed by the Company, Administrative Agent, and the Lenders;

(b)    a restated Revolver Note payable to each Revolver Lender that so requests;

(c)    a restated Term Loan Note payable to each Term Loan Lender that so requests;

(d)    the Guarantors’ Consent and Agreement executed by each Guarantor;

(e)    payment of all fees payable on or prior to the Effective Date pursuant to the Credit Agreement and Fee Letter (as amended by that certain Fee Letter Amendment dated of even date hereof);

(f)    a certificate of each Company dated as of the Effective Date signed by a Responsible Officer of Borrower and each Guarantor (A) certifying and attaching the resolutions adopted by each such entity approving or consenting to this Amendment, and (B) in the case of Borrower, certifying that, before and after giving effect to this Amendment, (1) the representations and warranties contained in Section 8 of the Credit Agreement and the other Loan Papers are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (2) no Default or Potential Default exists or would result from this Amendment;

(g)    Legal opinions of in-house counsel to the Restricted Companies and Gibson, Dunn & Crutcher, LLP, special New York counsel to the Restricted Companies, each in form and substance satisfactory to Administrative Agent; and

(h)    evidence that all conditions precedent to the consummation of the Peak Resorts Acquisition other than the payment of consideration thereunder using the proceeds of the Term Loans and such other conditions that can only be satisfied substantially concurrently with the closing of the Peak Resorts Acquisition have been satisfied, together with executed copies of the Peak Resorts Acquisition Agreement and any material agreement related thereto, in each case, in form and substance satisfactory to Administrative Agent and its counsel.

4.     New Lender; Assignment and Reallocation of Commitments.

(a)    On the Effective Date, each of the banks and financial institutions party to this Amendment and identified on the signature pages hereto as New Lenders (each a “New Lender”) (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender ” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto. Each New Lender hereby confirms that it has received a copy of the Loan Papers and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. Each New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. Each New Lender further acknowledges and agrees that Administrative Agent has not made any representations or warranties about the credit worthiness of Borrower or any of its Subsidiaries or any other party to the Credit Agreement or any other Loan Paper or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Paper or the value of any security therefor.

(b)    On the Effective Date, each Lender (including each New Lender) hereby sells, assigns, transfers and conveys to the other Lenders, and each Lender hereby purchases and accepts, so much of the Revolver Commitment, the outstanding Revolver Commitment Usage, the Term Loan Principal Debt, LC Exposure and Swing Line Borrowings under the Credit Agreement such that immediately after giving effect to this Amendment, the Revolver Commitment and the Term Loan Commitment of each Lender shall be as set forth on Schedule 1 hereto. The foregoing assignments, transfers and conveyances are without recourse to any Lender and without warranties whatsoever by Administrative Agent, L/C Issuer or Swing Line Lender as to title, enforceability, collectability, documentation or freedom from liens and encumbrances, in whole or in part, other than the warranty or any such assigning Lender that it has not previously sold, transferred, conveyed, encumbered or assigned such interests.

5.     Designation of Unrestricted Subsidiaries. Pursuant to Section 9.11 of the Credit Agreement, the Company hereby designates the entities listed on Annex A attached hereto as Unrestricted Subsidiaries and hereby confirms that such designation satisfies the requirements set forth in Section 9.11 of the Credit Agreement, except as provided in Section 1.8 of the Credit Agreement.

6.    Expenses. The Company shall pay all reasonable out-of-pocket fees and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

7.    Ratifications. The Company and each Guarantor (by executing the Guarantors’ Consent and Agreement attached hereto) (a) ratifies and confirms all provisions of the Loan Papers; (b) ratifies and confirms that all Guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent, for the benefit of the Lenders, under the Loan Papers are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of Company’s present and future Obligations to Administrative Agent and the Lenders; and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

8.    Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural, and vice versa, and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document and facsimile and electronic (e.g. pdf) signatures shall constitute originals for all intents and purposes hereof, (f) this Amendment is a “Loan Paper” referred to in the Credit Agreement, and the provisions relating to Loan Papers in Section 15 of the Credit Agreement are incorporated herein by reference, (g) this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Papers constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (h) except as provided in this Amendment, the Credit Agreement, the Notes, and the other Loan Papers are unchanged and are ratified and confirmed.

9.    Parties. This Amendment binds and inures to the benefit of the Company, the Guarantors, Administrative Agent, the Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.
Remainder of Page Intentionally Blank.
Signature Pages to Follow.

VAIL HOLDINGS, INC., as the Company

By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin
Title: Executive Vice President &
Chief Financial Officer

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Scott Blackman
Name: Scott Blackman
Title: Senior Vice President

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as an L/C issuer, a Swing Line Lender, a Revolver Lender and a Term Loan Lender

By:	/s/ Scott Blackman
Name: Scott Blackman
Title: Senior Vice President

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Swing Line Lender, a Revolver Lender and a Term Loan Lender

By:	/s/ Greg Blanchard
Name: Greg Blanchard
Title: Vice President

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
as an L/C Issuer, a Revolver Lender and a Term Loan Lender

By:	/s/ Jason Weston
Name: Jason Weston
Title: Senior Vice President

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

SUNTRUST BANK
as a Revolver Lender and a Term Loan Lender

By:	/s/ Justin Lien
Name: Justin Lien
Title: Director

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

BANK OF THE WEST,
as a Revolver Lender and a Term Loan Lender

By:	/s/ Robert Likos
Name: Robert Likos
Title: Director

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

BOKF, NA DBA BOK FINANCIAL
as a Revolver Lender and a Term Loan Lender

By:	/s/ Chris Golec
Name: Chris Golec
Title: Vice President

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

BMO HARRIS BANK N.A.,
as a Revolver Lender and a Term Loan Lender

By:	/s/ Terry Switz
Name: Terry Switz
Title: Director

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Revolver Lender and a Term Loan Lender

By:	/s/ Ross Fleck
Name: Ross Fleck
Title: Global Relationship Manager

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a New Lender

By:	/s/ Sean Piper
Name: Sean Piper
Title: AVP

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

HSBC BANK AUSTRALIA LIMITED,
as a New Lender
For and on behalf of HSBC BANK USA, NATIONAL ASSOCIATION, its duly authorized attorney pursuant to a power of attorney in the presence of

By:	/s/ Nadia Ladak
Name: Nadia Ladak
Title: Attorney

/s/ Weng Hang Lei Christie
Name: Weng Hang Lei Christie
Title: Witness

Signature Page to
Second Amendment to Eighth Amended and Restated Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT
As an inducement to Administrative Agent and Lenders to execute, and in consideration of and as a condition to Administrative Agent’s and Lenders’ execution of the foregoing Second Amendment to Eighth Amended and Restated Credit Agreement (the “Second Amendment”), the undersigned hereby consent to the Second Amendment, and agree that (a) the Second Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect, and (b) the Guaranty executed by each Guarantor is ratified, and the “Guaranteed Debt” (as defined in each Guaranty) includes, without limitation, the “Obligations” (as defined in the Credit Agreement). This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each, and shall be governed by and construed in accordance with the laws of the State of New York.

Vail Resorts, Inc.
2006 Cimarron, LLC
By: Crested Butte, LLC
All Media Associates, Inc.
All Media Holdings, Inc.
Arrabelle at Vail Square, LLC
By: Vail Resorts Development Company
Beaver Creek Associates, Inc.
Beaver Creek Consultants, Inc.
Beaver Creek Food Services, Inc.
Booth Creek Ski Holdings, Inc.
BCRP Inc.
Breckenridge Resort Properties, Inc.
CB Commercial Properties '07, LLC
By: Crested Butte, LLC
Colorado Mountain Express, Inc.
Colter Bay Café Court, LLC
By: Grand Teton Lodge Company
Colter Bay Convenience Store, LLC
By: Grand Teton Lodge Company
Colter Bay Corporation
Colter Bay General Store, LLC
By: Grand Teton Lodge Company
Colter Bay Marina, LLC
By: Grand Teton Lodge Company
Crested Butte, LLC
Crystal Peak Lodge of Breckenridge, Inc.
DTPC, LLC
By: Rockresorts International, LLC

Guarantors’ Consent and Agreement to
Second Amendment to Eighth Amended and Restated Credit Agreement

By: Vail RR, Inc.
EpicSki, Inc.

Flagg Ranch Company
Gillett Broadcasting, Inc.
Grand Teton Lodge Company
Heavenly Valley, Limited Partnership
By: VR Heavenly I, Inc.
HVLP Kirkwood Services, LLC
By: Heavenly Valley, Limited Partnership
By: VR Heavenly I, Inc.
Jackson Hole Golf and Tennis Club, Inc.
Jackson Hole Golf & Tennis Club Snack Shack, LLC
By: Grand Teton Lodge Company
Jackson Lake Lodge Corporation
Jenny Lake Lodge, Inc.
Jenny Lake Store, LLC
By: Grand Teton Lodge Company
JHL&S LLC
By: Teton Hospitality Services, Inc.
Keystone Conference Services, Inc.
Keystone Development Sales, Inc.
Keystone Food & Beverage Company
Keystone Resort Property Management Company
Keystone Ranch Water Company
Lake Tahoe Lodging Company
Lodge Properties Inc.
Lodge Realty, Inc.
La Posada Beverage Service, Inc.
By: Rockresorts International, LLC
By: Vail RR, Inc.
Mt. CB Real Estate, LLC
By: Crested Butte, LLC
National Park Hospitality Company
Northstar Group Commercial Properties LLC
By: VR Acquisition, Inc.
Northstar Group Restaurant Properties, LLC
By: VR Acquisition, Inc.
Okemo Limited Liability Company
By: Triple Peaks LLC
By: VR NE Holdings, LLC
By: VR US Holdings, LLC
Okemo Mountain Food and Beverage, Inc.
One Ski Hill Place, LLC
By: Vail Resorts Development Company
Property Management Acquisition Corp., Inc.

Guarantors’ Consent and Agreement to
Second Amendment to Eighth Amended and Restated Credit Agreement

RCR Vail, LLC
By: Vail Resorts Development Company

Rockresorts Arrabelle, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Cordillera Lodge Company, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts DR, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Equinox, LLC
Rockresorts Hotel Jerome, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts International Management Company
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Ski Tip, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Wyoming, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Soho Development, LLC
By: Vail Associates Holdings, Ltd.
SSI Venture LLC
By: SSV Holdings, Inc.
SSV Online Holdings, Inc.
SSV Online LLC
By: SSV Holdings, Inc.
SSV Holdings, Inc.
Stampede Canteen, LLC
By: Grand Teton Lodge Company
Teton Hospitality Services, Inc.
The Chalets at the Lodge at Vail, LLC
By: Vail Resorts Development Company
The Sunapee Difference, LLC
By: Triple Peaks, LLC
By: VR NE Holdings, LLC

Guarantors’ Consent and Agreement to
Second Amendment to Eighth Amended and Restated Credit Agreement

By: VR US Holdings, Inc.
The Village at Breckenridge Acquisition Corp., Inc.
Trimont Land Company

Triple Peaks LLC
By: VR NE Holdings, LLC
By: VR US Holdings, Inc.
VA Rancho Mirage I, Inc.
VA Rancho Mirage II, Inc.
VA Rancho Mirage Resort, L.P.
By: VA Rancho Mirage I, Inc.
Vail/Arrowhead, Inc.
Vail Associates Holdings, Ltd.
Vail Associates Investments, Inc.
Vail Associates Real Estate, Inc.
Vail/Beaver Creek Resort Properties, Inc.
Vail Food Services, Inc.
Vail Hotel Management Company, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc
Vail Resorts Development Company
Vail Resorts Lodging Company
Vail RR, Inc.
Vail Summit Resorts, Inc.
Vail Trademarks, Inc.
VAMHC, Inc.
VR Acquisition, Inc.
VR CPC Holdings, Inc.
VR CPC Services, LLC
VR Heavenly Concessions, Inc.
VR Heavenly I, Inc.
VR Heavenly II, Inc.
VR Holdings, Inc.
VR US Holdings, Inc.
VR US Holdings II, LLC
By: VR US Holdings, Inc.
VR WM Holdings, LLC
By: VR US Holdings, Inc.
VR NE Holdings, LLC
By: VR US Holdings, Inc.
VR NW Holdings, Inc.

Guarantors’ Consent and Agreement to
Second Amendment to Eighth Amended and Restated Credit Agreement

By:	/s/ Ryan Siurek
Name: Ryan Siurek
Title: Senior Vice President, Controller and Chief Accounting Officer

Guarantors’ Consent and Agreement to
Second Amendment to Eighth Amended and Restated Credit Agreement

Annex A

Unrestricted Subsidiaries

Peak Resorts, Inc.
BLC Operators, Inc.
Boston Mills Ski Resort, Inc.
Brandywine Ski Resort, Inc.
Crotched Mountain Properties, LLC
Deltrecs, Inc.
Hidden Valley Golf and Ski, Inc.
JFBB Ski Areas, Inc.
L.B.O. Holding, Inc.
Mad River Mountain, Inc.
Mount Snow, Ltd.
Paoli Peaks, Inc.
Resort Holdings, L.L.C.
SNH Development, Inc.
Snow Creek, Inc.
Sycamore Lake, Inc.
WC Acquisition Corp.

Schedule 1

Lenders and Commitments

LENDER	REVOLVER COMMITMENT	COMMITMENT PERCENTAGE (REVOLVER FACILITY)	LETTER OF CREDIT SUBLIMIT	SWING LOAN SUBLIMIT[1]	TERM LOAN COMMITMENT	COMMITMENT PERCENTAGE (TERM LOAN FACILITY)
Bank of America, N.A.	$121,100,000.00	24.220000000%	$125,000,000	$75,000,000[2]	$302,712,500.00	24.217000000%
U.S. Bank National Association	$107,150,000.00	21.430000000%	--	$75,000,000[2]	$267,850,000.00	21.428000000%
Wells Fargo Bank, National Association	$107,150,000.00	21.430000000%	$75,000,000	--	$267,850,000.00	21.428000000%
SunTrust Bank	$57,025,000.00	11.405000000%	--	--	$142,587,500.00	11.407000000%
PNC Bank, National Association	$28,575,000.00	5.715000000%	--	--	$71,425,000.00	5.714000000%
Bank of the West	$22,850,000.00	4.570000000%	--	--	$57,150,000.00	4.572000000%
BMO Harris Bank N.A.	$20,000,000.00	4.000000000%	--	--	$50,000,000.00	4.000000000%
HSBC Bank USA, National Association	$20,000,000.00	4.000000000%	--	--	$38,000,000.00	3.040000000%
HSBC Bank Australia Limited	$0.00	0.000000000%	--	--	$12,000,000.00	0.960000000%
BOKF, N.A. dba BOK Financial	$16,150,000.00	3.230000000%	--	--	$40,425,000.00	3.234000000%
Totals	$500,000,000.00	100.000000000%	$200,000,000.00	$75,000,000.00	$1,250,000,000.00	100.000000000%

1 Part of, and not in addition to, the Revolver Commitment.
2 Each Swing Line Lender has a limit of $75,000,000 with an aggregate limit among all Swing Line Lenders of $75,000,000.